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              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                   SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                                                                         PERIOD ENDING:          01/31/98
----------------------------------------------------------------------------------------------------------------------------------

                                                                             PASS THROUGH
                                                                                 RATE                BALANCE          POOL FACTOR
                                                                          ------------------ -------------------------------------
                                                       BOP Scheduled Pool                        $251,405,108.25       95.9578786%
Determination Date:              02/05/98              EOP Scheduled Pool                        $249,698,998.03       95.3066798%
Remittance Date:                 02/10/98           Class A-1 Certificate            5.9100%      $13,203,722.73       51.7793048%
                                                    Class A-2 Certificate            6.0150%      $18,000,000.00      100.0000000%
                                                    Class A-3 Certificate            6.0600%      $20,500,000.00      100.0000000%
                                                    Class A-4 Certificate            6.1950%      $29,500,000.00      100.0000000%
                                                    Class A-5 Certificate            6.2650%      $14,300,000.00      100.0000000%
Prior Period WAC                    10.70%          Class A-6 Certificate            6.3400%      $15,500,000.00      100.0000000%
Current Period WAC                  10.70%          Class A-7 Certificate            6.5800%      $39,300,000.00      100.0000000%
                                                    Class A-8 Certificate            6.7250%      $26,000,000.00      100.0000000%
Senior Percentage                  100.00%          Class A-9 Certificate            7.0150%      $27,545,000.00      100.0000000%
Class M Percentage                   0.00%            Class M Certificate            6.8000%      $22,270,000.00      100.0000000%
Class B Percentage                   0.00%          Class B-1 Certificate            6.9400%      $15,720,000.00      100.0000000%
                                                    Class B-2 Certificate            7.7000%       $7,860,275.30      100.0000000%

I.    RECAP OF POOL:                       Loan
                                           Count         CLASS A-1            CLASS A-2            CLASS A-3           CLASS A-4
                                          -------  ---------------------  -----------------  --------------------  ----------------
      Beginning Certificate Balance         8,477         $14,909,832.95     $18,000,000.00        $20,500,000.00    $29,500,000.00
      Scheduled Principal Reduction                          (364,071.97)              0.00                  0.00              0.00
      Partial Principal Prepayments                          (104,477.82)              0.00                  0.00              0.00
      Principal Prepayments In Full           (33)           (781,656.30)              0.00                  0.00              0.00
      Contract Liquidations                   (17)           (455,904.13)              0.00                  0.00              0.00
      Contract Repurchases                      0                   0.00               0.00                  0.00              0.00
      Previously Undistributed Shortfalls                           0.00               0.00                  0.00              0.00
                                          -------  ---------------------  -----------------  --------------------  ----------------
      Remaining Certificate Balance         8,427         $13,203,722.73     $18,000,000.00        $20,500,000.00    $29,500,000.00
                                          -------  ---------------------  -----------------  --------------------  ----------------
                                          -------  ---------------------  -----------------  --------------------  ----------------

                                                         CLASS A-5            CLASS A-6            CLASS A-7           CLASS A-8
                                                   ---------------------  -----------------  --------------------  ----------------
      Beginning Certificate Balance                       $14,300,000.00     $15,500,000.00        $39,300,000.00    $26,000,000.00
      Scheduled Principal Reduction                                 0.00               0.00                  0.00              0.00
      Partial Principal Prepayments                                 0.00               0.00                  0.00              0.00
      Principal Prepayments In Full                                 0.00               0.00                  0.00              0.00
      Contract Liquidations                                         0.00               0.00                  0.00              0.00
      Contract Repurchases                                          0.00               0.00                  0.00              0.00
      Previously Undistributed Shortfalls                           0.00               0.00                  0.00              0.00
                                                   ---------------------  -----------------  --------------------  ----------------
      Remaining Certificate Balance                       $14,300,000.00     $15,500,000.00        $39,300,000.00    $26,000,000.00
                                                   ---------------------  -----------------  --------------------  ----------------
                                                   ---------------------  -----------------  --------------------  ----------------
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
                                                         CLASS A-9            CLASS M              CLASS B-1           CLASS B-2
                                                   ---------------------  -----------------  --------------------  ----------------
      Beginning Certificate Balance                       $27,545,000.00     $22,270,000.00        $15,720,000.00     $7,860,275.30
      Scheduled Principal Reduction                                 0.00               0.00                  0.00              0.00
      Partial Principal Prepayments                                 0.00               0.00                  0.00              0.00
      Principal Prepayments In Full                                 0.00               0.00                  0.00              0.00
      Contract Liquidations                                         0.00               0.00                  0.00              0.00
      Contract Repurchases                                          0.00               0.00                  0.00              0.00
      Previously Undistributed Shortfalls                           0.00               0.00                  0.00              0.00
                                                   ---------------------  -----------------  --------------------  ----------------
      Remaining Certificate Balance                       $27,545,000.00     $22,270,000.00        $15,720,000.00     $7,860,275.30
                                                   ---------------------  -----------------  --------------------  ----------------
                                                   ---------------------  -----------------  --------------------  ----------------

II.   DISTRIBUTIONS:
                                                         CLASS A-1            CLASS A-2            CLASS A-3           CLASS A-4
                                                   ---------------------  -----------------  --------------------  ----------------
      Principal Distribution Amount                        $1,706,110.22              $0.00                 $0.00             $0.00
      Interest Distribution Amount                             73,430.93          90,225.00            103,525.00        152,293.75
      Unpaid Interest Shortfall                                     0.00               0.00                  0.00              0.00
                                                   ---------------------  -----------------  --------------------  ----------------
      Total Distribution                                   $1,779,541.15         $90,225.00           $103,525.00       $152,293.75
                                                   ---------------------  -----------------  --------------------  ----------------
                                                   ---------------------  -----------------  --------------------  ----------------

                                                         CLASS A-5            CLASS A-6            CLASS A-7           CLASS A-8
                                                   ---------------------  -----------------  --------------------  ----------------
      Principal Distribution Amount                                $0.00              $0.00                 $0.00             $0.00
      Interest Distribution Amount                             74,657.92          81,891.67            215,495.00        145,708.33
      Unpaid Interest Shortfall                                     0.00               0.00                  0.00              0.00
                                                   ---------------------  -----------------  --------------------  ----------------
      Total Distribution                                      $74,657.92         $81,891.67           $215,495.00       $145,708.33
                                                   ---------------------  -----------------  --------------------  ----------------
                                                   ---------------------  -----------------  --------------------  ----------------

                                                         CLASS A-9             CLASS M             CLASS B-1           CLASS B-2
                                                   ---------------------  -----------------  --------------------  ----------------
      Principal Distribution Amount                                $0.00              $0.00                 $0.00             $0.00
      Interest Distribution Amount                            161,023.48         126,196.67             90,914.00         50,436.77
      Unpaid Interest Shortfall                                     0.00               0.00                  0.00              0.00
                                                   ---------------------  -----------------  --------------------  ----------------
      Total Distribution                                     $161,023.48        $126,196.67            $90,914.00        $50,436.77
                                                   ---------------------  -----------------  --------------------  ----------------
                                                   ---------------------  -----------------  --------------------  ----------------

III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                              Total P&I ...                           $2,605,767.52
                                                                         Gross Interest ...                          (2,241,695.55)
                                                                                                                   ----------------
                                                                    Scheduled Principal ...                              364,071.97
                                                                                                                   ----------------
                                                                                                                   ----------------

IV.   SERVICING FEE:
                                                                                                      $209,504.26
                                                                                             --------------------
                                                                                             --------------------

V.    DELINQUENCY INFORMATION:
                                                      Days Delinquent                                      Number   Actual Balance
                                                   ---------------------                     --------------------  ----------------
                                                          31 - 59                                             150     $4,462,574.88
                                                          60 - 89                                              35        956,320.08
                                                         90 or more                                            43      1,460,356.61
                                                   ---------------------                     --------------------  ----------------
                                                      Total Delinquent                                        228     $6,879,251.57
                                                                                             --------------------  ----------------
                                                                                             --------------------  ----------------
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
VI.   REPOSSESSION INFORMATION:
                                                                                                           Number   Actual Balance
                                                                                             --------------------  ----------------
                                                   Bop Repossessions                                           66     $2,147,888.84
                                                   Plus Repossessions this Month                               19        479,894.62
                                                   Less Liquidations                                         (17)     ($459,011.79)
                                                                                             --------------------  ----------------
                                                   EOP Repossessions                                           68     $2,168,771.67
                                                                                             --------------------  ----------------
                                                                                             --------------------  ----------------

VII.  REPURCHASES:
                                                                                                           Number   Actual Balance
                                                                                             --------------------  ----------------
                                                   Contracts Repurchased                                        0             $0.00
                                                             or Replaced
                                                   Eligible Substitute Contracts                                0             $0.00
                                                   Difference Paid by Servicer                                  0             $0.00
                                                                                             --------------------  ----------------
                                                          Total Repurchases                                     0             $0.00
                                                                                             --------------------  ----------------
                                                                                             --------------------  ----------------

VIII. RESERVE ACCOUNT ACTIVITY
                                                   Reserve Fund Beginning Balance                           $0.00
                                                   Reserve Fund Draw Amount                                 $0.00
                                                   Reserve Fund Deposit Amount                              $0.00

IX.   MONTHLY ADVANCE
                                                   Monthly Advance Amount                                   $0.00
                                                   Outstanding Amount Advanced                              $0.00

X.    DELINQUENCY RATIOS
                                                   Average 30-Day Delinquency Ratio                         1.65%
                                                   Average 60-Day Delinquency Ratio                         0.88%
                                                   Cumulative Realized Loss Ratio                           0.37%
                                                   Current Realized Loss Ratio                              0.29%

XI.   RESIDUAL INTEREST DISTRIBUTION AMOUNT
                                                                                                      $336,418.28
                                                                                             --------------------
                                                                                             --------------------

XII.  LIQUIDATION LOSSES:
                                                  Previous Period Aggregate Net Liquidation           $724,523.13
                                                                                    Losses:
                                                   Current Period Aggregate Net Liquidation           $981,125.03
                                                                                    Losses:
                                                         Current Period Liquidation Losses:           $256,601.90

XIII. MISC.
                                                   Class M Principal Distribution Test Met?                    NO
                                                   Class B-1 Principal Distribution Test Met?                  NO
                                                   Clause X Amount                                   7,860,275.30
                                                   Clause Y Amount                                   5,239,906.00
                                                   Clause X Amount equal to or less than Clause Y              NO
                                                   Amount?

XIV.  CERTIFICATE ACCOUNT INTEREST:
                                                                                                       $13,863.00
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